EXHIBIT 10.57

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TECHNOLOGY TRANSFER AND LICENSE OPTION AGREEMENT
FOR 1Y PROCESS NODE

This TECHNOLOGY TRANSFER AND LICENSE OPTION AGREEMENT FOR 1Y PROCESS NODE (this “Agreement”), is made and entered into as of February 3, 2016, by and between Micron Technology, Inc., a Delaware corporation (“Micron”), and Nanya Technology Corporation (Nanya Technology Corporation [Translation from Chinese]), a company incorporated under the laws of the Republic of China (“NTC”). (Micron and NTC are referred to in this Agreement individually as a “Party” and collectively as the “Parties”).

RECITALS

A.     Micron is developing and/or has developed technology for a 1Y Process Node for the manufacture of DRAM Products.

B.    NTC desires to receive an option to have such technology transferred and licensed to NTC for its use in the manufacture of DRAM Products.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises and agreements herein set forth, the Parties, intending to be legally bound, hereby agree as follows.

ARTICLE 1
DEFINITIONS; CERTAIN INTERPRETATIVE MATTERS

1.1    Definitions.

“Affiliate” means, with respect to any specified Person, any other Person that directly or indirectly, including through one or more intermediaries, controls, or is controlled by, or is under common control with such specified Person. The term “affiliated” has a meaning correlative to the foregoing.

“Agreement” shall have the meaning set forth in the preamble to this Agreement.

“Applicable Law” means any applicable laws, statutes, rules, regulations, ordinances, orders, codes, arbitration awards, judgments, decrees or other legal requirements of any Governmental Entity.

“Bar Date” means the date that is the earlier of (i) the date on which NTC exercises the Option (i.e., the Exercise Date), (ii) the date on which the Option Period expires in accordance with Section 2.1(a), and (iii) December 31, 2022.

“Business Day” means a day that is not a Saturday, Sunday, or statutory holiday in the state of Idaho or in Taiwan.

“Change of Control” means, with respect to a Party: (i) any Third Party becoming the beneficial owner of securities of such Party representing more than fifty percent (50%) of the total of all then outstanding voting securities; (ii) a merger or consolidation of such Party with or into a Third Party, other than a merger or consolidation that would result in the holders of the voting securities immediately prior thereto holding securities that represent immediately after such merger or consolidation more than fifty percent (50%) of the total combined voting power of the entity that survives such merger or consolidation or the parent of the entity that survives such merger or consolidation; or (iii) the sale or disposition of all or substantially all of the assets of such Party to a Third Party wherein the holders of such Party’s outstanding voting securities immediately before such sale do not, immediately after such sale, own or control (directly or indirectly) equity representing a majority of the outstanding voting securities of such Third Party.

“Confidential Information” shall have the meaning ascribed thereto in the Micron-NTC Mutual NDA.

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.57“Control” means the power or authority, whether exercised or not, to direct the business, management and policies of a Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, which power or authority shall conclusively be presumed to exist upon possession of beneficial ownership or power to direct the vote of more than fifty percent (50%) of the votes entitled to be cast at a meeting of the members, shareholders or other equity holders of such Person or power to control the composition of a majority of the board of directors or like governing body of such Person. The terms “Controlling” and “Controlled” have meanings correlative to the foregoing. Notwithstanding the foregoing, instances of the term “control” that are not capitalized in this Agreement shall be construed based on the customary meaning of such term as dictated by the context of each instance.

“Controlled Facility” of a company means (i) a wafer fabrication facility owned by such company, (ii) a wafer fabrication facility owned by an entity that is Controlled by such company, and/or (iii) a wafer fabrication facility for which such company has a contractual right to receive at least [***] percent ([***]%) of the output of such wafer fabrication facility for at least [***] consecutive months.

“Definitive Agreement” has the meaning ascribed thereto in the Framework Agreement.

“Density” means the physical density of (i.e., total number of bits that can be stored in) a DRAM Product.

“Designated Number” has the meaning ascribed thereto in Section 4.2(d) of the Agreement.

“DRAM” means dynamic random access memory cells that function by using a capacitor arrayed predominantly above the semiconductor substrate.

“DRAM Module” means one or more DRAM Products in a package or module (whether as part of a SIMM, DIMM, multi-chip package, memory card or other memory module or package).

“DRAM Product” means any memory device comprising DRAM, whether in die or wafer form, manufactured by using the Licensed Node that implements the Transferred Technology licensed hereunder.

“Effective Date” means February 3, 2016.

“Equity Payment Event” has the meaning ascribed thereto in Section 4.2(b) of this Agreement.

“Exercise Date” shall have the meaning ascribed thereto in Section 2.1(b) of this Agreement.

“Exercise Notice” shall have the meaning ascribed thereto in Section 2.1(b) of this Agreement.

“Feedback” shall have the meaning ascribed thereto in Section 3.5 of this Agreement.

“Force Majeure Event” means the occurrence of an event or circumstance beyond the reasonable control of a Party and includes, without limitation, (a) explosions, fires, flood, earthquakes, catastrophic weather conditions, or other elements of nature or acts of God; (b) acts of war (declared or undeclared), acts of terrorism, insurrection, riots, civil disorders, rebellion or sabotage; (c) acts of federal, state, local or foreign Governmental Entity; (d) labor disputes, lockouts, strikes or other industrial action, whether direct or indirect and whether lawful or unlawful; (e) failures or fluctuations in electrical power or telecommunications service or equipment; and (f) delays caused by the other Party or third-party nonperformance (except for delays caused by a Party’s contractors, subcontractors or agents).

“Foundry Customer” means a Third Party customer for DRAM Products, the design for which is owned by the customer or licensed to the customer by a Third Party, for so long as (and only for so long as):

(a)    such customer:

(i)    does not [***] DRAM Products in any [***] and does not develop any [***] for use in the [***]; and

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(ii)    is not a [***] in a [***] Micron or any of Micron’s Affiliates (except where such customer is a [***] in a [***] Micron or any of Micron’s Affiliates [***]); and

(b)    all DRAM Products to [***]:

(i)    have a [***] that is [***] (wherein a [***] is the [***] of the [***] with respect to a [***], so that [***]) the [***] for the relevant [***], and

(ii)    are not [***] that has been in [***] for [***] after [***].

“Foundry Customer Products” means DRAM Products manufactured by NTC for a Foundry Customer where such products are provided to such Foundry Customer for resale by or on behalf of that Foundry Customer or for internal use by that Foundry Customer.

“Framework Agreement” means that certain Framework Agreement among Inotera Memories, Inc., Micron Technology B.V., and Micron Semiconductor Taiwan Co., Ltd., dated as of December 14, 2015.

“GAAP” means, with respect to Micron, United States generally accepted accounting principles, and with respect to NTC, Republic of China generally accepted accounting principles, in each case, as consistently applied by the Party for all periods at issue.

“Governmental Entity” means any governmental authority or entity, including any agency, board, bureau, commission, court, municipality, department, subdivision or instrumentality thereof.

“Gross Revenues” means, with respect to a DRAM Product or DRAM Module, the gross proceeds actually received by NTC or its Affiliate for the sale or other transfer of such DRAM Product or DRAM Module to any Third Party (including any customer or Foundry Customer) that is not an Affiliate, less any credits, discounts, returns and rebates actually applied or allowed or refunds actually given with respect to such DRAM Product or DRAM Module; provided, however, that Gross Revenues cannot be less than zero.

“Intel Confidential Information” means information that (i) is developed by Micron and/or Intel Corporation under or in connection with a joint development agreement between Micron and Intel Corporation, and/or (ii) otherwise relates to IM Flash Technologies, LLC, and is subject to a confidentiality obligation between or among Micron and Intel Corporation or any of their respective Affiliates.

“Internal Qualification” means, with respect to a particular Process Node, the point in time at which Micron, together with its Affiliates, has used such Process Node to commercially produce more than [***] DRAM wafers per week for at least [***] consecutive weeks, provided that the following shall not be considered commercially produced wafers: (i) any DRAM wafers manufactured in Micron’s R&D fabrication facility; (ii) any DRAM wafers that are engineering samples or experimental products; and (iii) any DRAM wafers that Micron and/or its Affiliates divert to a distribution channel for reduced-specification products (e.g., SpecTek).

“IP Rights” means copyrights, rights in trade secrets, Mask Work Rights and pending applications or registrations of any of the foregoing anywhere in the world. The term “IP Rights” does not include any Patent Rights or rights in trademarks.

“Lead DRAM Design” means the particular Micron DRAM Product design that is to be designated by Micron to serve as the transfer vehicle for the transfer of the Licensed Node from Micron to NTC.

“License Fee” has the meaning ascribed thereto in Section 4.2(b) of the Agreement.

“Licensed Node” means the next Primary Process Node (also known as the 1Y Node) to be Internally Qualified by Micron after the 1X Node.

“Mainstream DRAM Product” means, for a [***], the particular DRAM Product, manufactured on the Licensed Node by [***], of which [***] the [***] by unit [***], which are manufactured on the Licensed Node.

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“Mask Work Rights” means rights under the United States Semiconductor Chip Protection Act of 1984, as amended from time to time, or under any similar equivalent laws in countries other than the United States.

“Memory Product” means one or more integrated circuits, printed circuit boards, multi-chip packages or other assemblies with which such integrated circuits are attached or otherwise associated that are designed, developed, marketed or used primarily for storing digital information including, for example and without limitation, any DRAM, NAND Flash, NOR, PCM, dynamic, static, volatile, low volatility or non-volatile memory, whether as discrete integrated circuits, or as part of a SIMM, DIMM, multi-chip package, memory card (e.g., compact flash card, SD card, etc.) or other memory module or package.

“Micron” shall have the meaning set forth in the preamble to this Agreement.

“Micron IP Royalties” mean any royalties owed pursuant to Section 4.2.

“Micron-NTC Mutual NDA” means the Micron-NTC Mutual Nondisclosure Agreement entered into by and between Micron and NTC on January 17, 2013.

“New Shares” has the meaning ascribed thereto in Section 4.2(a) of the Agreement.

“New Shares Closing” has the meaning ascribed thereto in Section 4.2(b) of the Agreement.

“New Shares Purchase Price” has the meaning ascribed thereto in Section 4.2(b) of the Agreement.

“Node Generation” means a generation of DRAM manufacturing process technology that results in substantial manufacturing efficiencies through either a reduction in the minimum repeatable half pitch of a device (minimum physical feature size or line width) relative to the prior generation of such technology (e.g., the 42nm Process Node or the 30nm Process Node, etc.) or a change in memory cell architecture (e.g., 4F2 and 6F2 cells). The minimum physical feature size or line width of one manufacturer’s Process Node does not need to be exactly the same as that of another manufacturer’s Process Node in order for both Process Nodes to be of the same Node Generation. For example, a 16nm DRAM Process Node belongs to the same generation as a 17nm or 14nm DRAM Process Node. For the avoidance of doubt, Micron’s 1X DRAM Process Node is the next Node Generation after (and therefor in a different Node Generation than) Micron’s 20nm DRAM Process Node.

“NTC” shall have the meaning set forth in the preamble to this Agreement.

“NTC Design Contractor” means a Third Party engaged by NTC to develop designs for [***] to be manufactured at the NTC Qualified Fab using the Licensed Node [***] such Third Party is not a [***] in a [***] Micron or any of Micron’s Affiliates (except where such Third Party is a [***] in a [***] Micron or any of Micron’s Affiliates [***]).

“NTC Permitted Entities” means the entities identified in Schedule 4 and Schedule 5 [***] each such entity (a) is not a [***] in a [***] Micron or any of Micron’s Affiliates (except where such Third Party is a [***] in a [***] Micron or any of Micron’s Affiliates [***]), and (b) is not a Restricted Entity.

“NTC Process Contractor” means a Third Party engaged by NTC to develop process technology solely for use by NTC at the NTC Qualified Fab [***] such Third Party is not a [***] in a [***] Micron or any of Micron’s Affiliates (except where such Third Party is a [***] in a [***] Micron or any of Micron’s Affiliates [***]).

“NTC Products” means DRAM Products and/or DRAM Modules the design for which (i) is owned by NTC, either solely or jointly with Micron, or (ii) is licensed by Micron to NTC pursuant to this Agreement.

“NTC Qualified Fab” means the [***] semiconductor fabrication buildings ([***]) shown in the drawing attached hereto as Schedule 1, such buildings located at No. 98, Nanlin Rd., Taishan Dist., New Taipei City, Taiwan, ROC, but only for so long as (i) such buildings are [***], (ii) no other [***] has a [***] or [***], directly or indirectly, [***] any of the [***] in such buildings, and (iii) the [***] of such buildings does not [***]. For purposes of this definition, a [***] shall not be considered the type of [***] described in subsection (ii) above.

“NTC Shareholders Meeting” has the meaning ascribed thereto in Section 4.2(a) of this Agreement.

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“OEM” shall have the meaning ascribed thereto in Section 4.2(c) of this Agreement.

“Option” shall have the meaning ascribed thereto in Section 2.1(a) of this Agreement.

“Option Period” shall have the meaning ascribed thereto in Section 2.1(a) of this Agreement.

“Party” or “Parties” shall have the meaning set forth in the preamble to this Agreement.

“Patent Rights” means all rights associated with any and all issued and unexpired patents and pending patent applications in any country in the world, together with any and all divisionals, continuations, continuations-in-part, reissues, reexaminations, extensions, foreign counterparts or equivalents of any of the foregoing, wherever and whenever existing.

“Person” means any natural person, corporation, joint stock company, limited liability company, association, partnership, firm, joint venture, organization, business, trust, estate or any other entity or organization of any kind or character.

“Probe Yield” means a percentage calculated based on NTC’s probe testing of a quantity of wafers of DRAM Product(s) (such quantity not less than [***] wafers) within a period of [***] consecutive days, wherein such percentage is equal to a ratio in which (i) the denominator is the total number of DRAM die from such quantity of wafers, and (ii) the numerator is the total number of such DRAM die that pass probe testing based on the probe test program delivered by Micron to NTC as part of the Transferred Technology.

“Process Node” means a collection of process technology and equipment that enables the production of semiconductor wafers for a particular minimum repeatable half pitch of a device (minimum physical feature size or line width) and sometimes designated by the size of such pitch (e.g., the 20nm Process Node).

“Product Qualification” means a determination by a customer of NTC that a DRAM Product or DRAM Module manufactured by NTC on the Licensed Node satisfies a specification of such customer, such determination evidenced by such customer (after testing such DRAM Product or DRAM Module) either (a) notifying NTC that such DRAM Product or DRAM Module is qualified, or (b) submitting to NTC an order to purchase a quantity of such DRAM Products or DRAM Modules. There may be multiple Product Qualifications for a single customer; for example, a first Product Qualification may occur when a particular customer determines that a particular DRAM Product satisfies a particular specification of such customer, and a second Product Qualification may occur when the same customer determines that a different DRAM Product satisfies the same or a different specification of such customer.

“Qualification Notice” means a written notice from Micron to NTC conspicuously labeled as “Qualification Notice” and indicating that Micron has achieved Internal Qualification of the Licensed Node.

“Recoverable Taxes” shall have the meaning set forth in Section 4.7(a).

“Restricted Entity” means (a) [***] and any Subsidiaries of the companies set forth above; (b) any successor-in-interest of any of the companies referenced  in (a) above and any successors to all or substantially all of their respective Memory Products businesses; (c) any Affiliate of any company set forth in (a) above; or (d) a company that uses its Controlled Facility to manufacture Memory Products in wafer form and that derives (either on a consolidated or standalone basis) at least [***] percent ([***]%) of its revenue from the manufacture or sale of Memory Products (based on the last fiscal year of such revenue).

“ROC” means the Republic of China.

“Secondary DRAM Design” means the particular Micron DRAM Product design, in existence and in production by Micron prior to the Exercise Date, that is expressly identified as the Secondary DRAM Design pursuant to Section 3.1.

“Software” means computer program instruction code, whether in human‑readable source code form, machine‑executable binary form, firmware, scripts, interpretive text, or otherwise. The term “Software” does not include databases and other information stored in electronic form, other than executable instruction codes or source code that is intended to be compiled into executable instruction codes.

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“Subsidiary” means, with respect to any specified Person, any other Person that, directly or indirectly, including through one or more intermediaries, is Controlled by such specified Person.

“Tax” or “Taxes” means any federal, state, local or foreign net income, gross income, gross receipts, sales, use ad valorem, transfer, franchise, profits, service, service use, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, customs, duties or other type of fiscal levy and all other taxes, governmental fees, registration fees, assessments or charges of any kind whatsoever, together with any interest and penalties, additions to tax or additional amounts imposed or assessed with respect thereto.

“Taxing Authority” means any Governmental Entity exercising any authority to impose, regulate or administer the imposition of Taxes.

“Third Party” means any Person other than NTC or Micron.

“Trigger Date” means the date that is the later of (i) the date on which the Qualification Notice is delivered to NTC, and (ii) the date of the closing of Micron’s acquisition of all outstanding shares of Inotera Memories, Inc., pursuant to the Framework Agreement and/or Definitive Agreement.

“Transferred Technology” means (i) the information and deliverables described on Schedule 2 for the Licensed Node developed by Micron as of the Exercise Date for the manufacture of DRAM Products, (ii) the information and deliverables described on Schedule 3 for the Lead DRAM Design developed by Micron as of the Exercise Date, and (iii) the information and deliverables described on Schedule 3 for the Secondary DRAM Design developed by Micron as of the Exercise Date, in each case excluding any information that cannot be shared with NTC without further permission or consent of, further payment to, or breach of agreement with, any Third Party.

“TTLA 1X” means the Technology Transfer and License Option Agreement for 1X Process Node entered into between the Parties on even date herewith, as may be amended from time to time.

“TTL Agreements” means (a) the Third Amended and Restated Technology Transfer and License Agreement dated January 17, 2013, between the Parties, as amended from time to time, (b) the Second Amended and Restated Technology Transfer and License Agreement for 68-50nm Process Nodes dated January 17, 2013, between the Parties, as amended from time to time, (c) the Technology Transfer and License Option Agreement for 20nm Process Node dated January 17, 2013, between the Parties, as amended from time to time, and (d) the TTLA 1X.

1.2    Certain Interpretive Matters.

(a)    Unless the context requires otherwise, (1) all references to Sections, Articles, Exhibits, Appendices or Schedules are to Sections, Articles, Exhibits, Appendices or Schedules of or to this Agreement; (2) each accounting term not otherwise defined in this Agreement has the meaning commonly applied to it in accordance with GAAP; (3) words in the singular include the plural and vice versa; (4) the term “including” means “including without limitation”; and (5) the terms “herein,” “hereof,” “hereunder” and words of similar import shall mean references to this Agreement as a whole and not to any individual section or portion hereof. Unless otherwise denoted, all references to $ or dollar amounts will be to lawful currency of the United States of America. All references to “day” or “days” will mean calendar days.

(b)    No provision of this Agreement will be interpreted in favor of, or against, either Party by reason of the extent to which (1) such Party or its counsel participated in the drafting thereof or (2) any such provision is inconsistent with any prior draft of this Agreement or such provision.

ARTICLE 2
OPTION; LICENSE; RESTRICTIONS

2.1    Option; Selection of DRAM Designs.

(a)    From the Trigger Date until the date that is [***] after the Trigger Date (the “Option Period”), NTC shall have the right, but not the obligation, to obtain the license rights set forth in Section 2.2 (the “Option”).

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(b)    Exercise Notice.

(i)    NTC may only exercise the Option by providing to Micron, only during the Option Period, a written notice stating that NTC is exercising the Option (the “Exercise Notice”).

(ii)    Subject to NTC exercising the Option in accordance with this Section 2.1, NTC shall be granted the license rights set forth in Section 2.2, automatically and without any further action, upon Micron’s receipt of the Exercise Notice (such date referred to herein as the “Exercise Date”).

(c)    Micron shall provide the Qualification Notice to NTC promptly after the date on which Micron achieves Internal Qualification of the Licensed Node.

(d)    After receipt of the Qualification Notice, NTC may request and, if requested, Micron shall provide a good-faith rough estimate of the [***] that may be required for [***] to [***]. Such estimate may be provided as a single number, and Micron shall not be obligated to disclose any line-item cost detail to NTC. Micron shall bear no liability for the accuracy of such estimate, and any reliance by NTC on such estimate shall be at NTC's own risk.

2.2    License. Subject to the exercise of the Option by NTC in accordance with Section 2.1 and subject to the terms and conditions of this Agreement, Micron grants to NTC a [***], royalty-bearing license under Micron’s IP Rights in the Transferred Technology:

(a)    to [***] the Transferred Technology, only in [***], for the purpose of [***] and/or [***] and/or [***];

(b)    to [***] and/or [***] in the [***] using the Transferred Technology; and

(c)    to [***] the Transferred Technology as reasonably necessary for the purpose of [***], provided that any such [***] shall be deemed to be [***].

2.3    Restrictions.

(a)    NTC shall not, during any [***], [***] more than a [***] of [***] using any technology licensed to NTC by Micron (regardless of whether licensed under this Agreement or any TTL Agreement). Any violation of the foregoing limitation will be deemed a material breach of this Agreement.

(b)    NTC shall not [***] the Transferred Technology (or any portion thereof) [***] other than the [***]. If NTC properly exercises the Option under this Agreement, NTC shall have the rights set forth Section 2.2, but only if and for so long as the [***] is [***] and no other [***] has a [***] or [***], directly or indirectly, [***] any of the [***] in the [***].

(c)    NTC shall not use the Transferred Technology (or any portion thereof) to manufacture any products other than NTC Products and Foundry Customer Products.

(d)    The rights set forth in Section 2.2 do not include any [***] or any rights to [***].

(e)    The rights set forth in Section 2.2 shall not be effective until NTC exercises the Option under this Agreement in accordance with Section 2.1(b).

(f)    Except as expressly permitted under [***] with respect to [***], NTC shall not [***] the Transferred Technology (or any portion thereof) [***].

(g)    Until [***], NTC shall not [***] from any [***] for any [***] or [***] for [***]. For the avoidance of doubt, NTC shall have no right to [***] the restriction described in [***] prior to [***].

(i)    Any violation by NTC of the restriction set forth in this Section 2.3(g) shall be deemed a material breach of this Agreement.

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(ii)    After NTC exercises the Option, any [***] that NTC [***] the Licensed Node will be [***] and therefore subject to the [***] set forth in this Agreement. If NTC wishes to [***] after exercising the Option, NTC must (i) commission an independent Third Party auditor from an internationally recognized audit firm to [***], such audit to be performed at NTC’s expense and subject to an obligation of confidentiality, and (ii) obtain from such auditor a certified written report in which such auditor unequivocally concludes and states that [***]. Such [***] shall continue, and NTC shall continue to [***], until Micron receives such certified written report in accordance with the foregoing requirements. NTC shall not be entitled to any [***] prior to Micron’s receipt of such certified written report. Nothing in this paragraph shall be construed as a waiver of Micron’s remedies or rights (including the right to challenge such report in a court of competent jurisdiction).

2.4    Reservations of Rights. Except as expressly set forth in Section 2.2, Micron reserves all of its rights, title and interest in, to and under the Transferred Technology. No right or license is granted under this Agreement by Micron to NTC expressly, impliedly, by estoppel or otherwise, in, to or under (i) any Patent Rights, or (ii) except as expressly set forth in Section 2.2, any IP Rights, material, technology or other intellectual property owned by or licensed to Micron or any of its Affiliates. NTC shall not exploit any IP Rights of Micron in the Transferred Technology beyond the scope of the rights expressly licensed under Section 2.2.

ARTICLE 3
TRANSFER OF TECHNOLOGY

3.1    Selection of Secondary DRAM Design.

(a)    Within [***] months after NTC exercises the Option, NTC shall provide written notice to Micron indicating the type of DRAM design that NTC desires for the Secondary DRAM Design (e.g., examples of DRAM design types may include DDR4, DDR3, LPDDR4, LPDDR3, mobile, etc.).

(b)    Promptly after receipt of such written notice, Micron shall disclose to NTC whether Micron has developed and put into commercial production any DRAM designs of the indicated type, and if so, Micron shall disclose to NTC a list naming such DRAM designs. NTC shall then promptly provide a written notice to Micron indicating the particular DRAM design, from such list, that NTC selects to be the Secondary DRAM Design.

(c)    If Micron has not developed and put into commercial production any DRAM designs of the type indicated in the notice provided by NTC under Section 3.1(a), then Micron shall inform NTC of such fact and NTC shall provide another written notice indicating a different type of DRAM design that NTC desires for the Secondary DRAM Design, and the foregoing process shall be repeated until NTC has selected a Secondary DRAM Design.

(d)    Micron and NTC shall cooperate in good faith to facilitate the selection of the Secondary DRAM Design within [***] months after NTC exercises the Option.

3.2    Transfer of Technology. If NTC exercises the Option under this Agreement, then Micron shall deliver the Transferred Technology, provide wafers, and provide the transfer session in accordance with the requirements set forth in Sections 3.2(a), (b), and (c).

(a)    Delivery of Micron Transferred Technology to NTC.

(i)    If NTC exercises the Option under this Agreement, then (to the extent not previously delivered) Micron shall deliver to NTC the Transferred Technology, in the form stored as of the Exercise Date, using reasonable delivery methods. Micron shall use commercially reasonable efforts to complete the delivery of the Transferred Technology within [***] days after the Exercise Date. Except as provided in Section 3.2(b), the foregoing obligation does not require Micron to create, make, adapt, develop, modify and/or translate any such information or materials. After Micron begins the delivery of Transferred Technology to NTC, NTC may provide a written request to Micron to [***] the [***] of such [***] with any [***] to be [***]; however, with respect to the subject matter of any such requests made more than [***] days after Micron provides written notice to NTC indicating that the delivery of Transferred Technology is complete, NTC shall be precluded from [***].

(ii)    The manufacturing process information included in the Transferred Technology will be specific to the Lead DRAM Design. If NTC exercises the Option under this Agreement and selects a Secondary DRAM Design, Micron will deliver to NTC the design information for the Secondary DRAM Design as set forth in Section 4 (including (i) the particular

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process modules that are unique to the Secondary DRAM Design and (ii) a version of the probe test program updated for the Secondary DRAM Design), provided however, that nothing herein shall be construed as obligating Micron to deliver to NTC any wafers for the Secondary DRAM Design or to perform a process transfer (e.g., delivery of process-of-record) for the Secondary DRAM Design.

(b)    Preproduction Wafers; Reticles.

(i)    Preproduction Wafers.

(1)    If NTC exercises the Option under this Agreement, Micron shall provide to NTC the following wafers based on the Lead DRAM Design: [***] structure short-loop wafers and [***] blanket film or metrology correlation wafers relating to the Licensed Node or such lesser quantities as mutually agreed. The obligation to provide the foregoing wafers shall be contingent on NTC providing to Micron a full description of NTC’s desired parameters for the foregoing wafers within [***] days after the Exercise Date. In the event that NTC provides such full description to Micron within [***] days after the Exercise Date, Micron shall provide the foregoing wafers to NTC within [***] days after the Exercise Date. In the event that NTC provides such full description to Micron more than [***] days but within [***] days after the Exercise Date, Micron shall provide the foregoing wafers to NTC within [***] after the Exercise Date.

(2)    If NTC exercises the Option under this Agreement, then Micron shall provide to NTC, not earlier than [***] months and not later than [***] months after the Exercise Date, [***] production swap wafers relating to the Licensed Node or such lesser quantities as mutually agreed; provided however, in the event that Micron elects to discontinue commercial production of the Lead DRAM Design prior to the date that is [***] months after the Exercise Date, then Micron reserves the right to deliver such production swap wafers to NTC prior to such date. The obligation to provide the foregoing production swap wafers shall be contingent on NTC providing to Micron a full description of NTC’s desired parameters for the foregoing production swap wafers within [***] days after the Exercise Date.

(3)    Except as expressly set forth in this Section 3.2(b)(i), Micron shall not be obligated to provide any wafers to NTC under this Agreement.

(ii)    If NTC exercises the Option under this Agreement, then within [***] days after the Exercise Date, Micron shall provide to NTC [***] of reticles for the Lead DRAM Design, and one (1) set of reticles for the Secondary DRAM Design. Except as expressly set forth in this Section 3.2(b)(ii), Micron shall not be obligated to provide any reticles to NTC under this Agreement.

(c)    Tool Meeting; Transfer Session; Supplemental Session.

(i)    Within [***] months after NTC delivers the Exercise Notice to Micron, Micron will allow a reasonable number of NTC employees (not to exceed [***] NTC employees) to attend a meeting (up to [***] consecutive days (i.e., [***] hours) in duration) in which personnel of Micron will provide explanation to such NTC employees regarding Tool of Record (TOR) information for the Licensed Node.

(ii)    After Micron provides written notice to NTC indicating that the delivery of Transferred Technology to NTC is complete, Micron shall, at a time reasonably designated by Micron, allow a limited number of NTC employees to attend a transfer session at a facility of Micron (the particular facility to be designated at Micron’s discretion). At such transfer session, Micron shall make available technical personnel to answer questions, address requests for clarifications, and provide explanation regarding the Transferred Technology. The daily meetings during such transfer session shall not exceed [***] hours per day. NTC shall be responsible for all travel, meal, and lodging expenses of its employees that attend the transfer session. Micron shall not be obligated to provide NTC employees with access to any tools located at the site of the transfer session. Such transfer session shall consist of two parts - a process part and a product and design part.

(1)    The duration of the process part of the transfer session shall not exceed [***] Business Days. Micron shall allow up to (and NTC shall not send more than) [***] employees of NTC to attend the first [***] Business Days of the process part of the transfer session. Micron shall allow up to (and NTC shall not send more than) [***] employees of NTC to attend the last [***] Business Days of the process part of the transfer session.

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(2)    The duration of the product and design part of the transfer session shall not exceed [***] Business Days. Micron shall allow up to (and NTC shall not send more than) [***] employees of NTC to attend the product and design part of the transfer session.

(iii)    From the end of the foregoing transfer session and continuing for [***] months or until NTC achieves [***], whichever is earlier, NTC may submit technical questions to Micron regarding the implementation of the Transferred Technology. During such period of time, if Micron determines (in its discretion) that it has personnel available to answer such questions, Micron will make such personnel available to address NTC's questions.

(iv)    Following the transfer session referenced in Section 3.2(c)(ii), qualified and knowledgeable Micron personnel shall participate in a supplemental session at the NTC Qualified Fab. Such supplemental session shall be conducted in a question-and-answer format in which the participants will discuss and answer technical questions relating to the setup, implementation, and operation of the Transferred Technology at the NTC Qualified Fab. Such supplemental session shall not exceed [***] consecutive Business Days in duration. Micron shall not be obligated to send more than [***] Micron employees to attend such supplemental session. The Parties shall schedule such supplemental session to occur at a mutually-agreeable time within the [***] period referenced in Section 3.2(c)(iii) above. Subject to calendaring constraints, the Parties shall target to conduct such supplemental session prior to the start of engineering full flow (EFF) wafers on the Licensed Node at the NTC Qualified Fab. NTC shall provide Micron with at least [***] days’ prior notice of its targeted date for starting EFF wafers at the NTC Qualified Fab.

3.3    No Engineering Services. Except as expressly set forth in Section 3.2, Micron shall not be obligated to provide any services to NTC under this Agreement. Without limiting the foregoing, Micron shall not be obligated under this Agreement to provide any design and/or engineering services to NTC in connection with NTC’s implementation or use of the Licensed Node. If NTC requests such services from Micron after the Exercise Date, then (i) Micron and NTC shall engage in good faith discussions regarding whether and under what terms Micron may provide such services to NTC, and (ii) in the event that Micron (in its sole discretion) elects to provide such services, the Parties shall negotiate in good faith regarding the terms of a separate written agreement to govern the provision of such services.

3.4    [***]. The obligations under this Agreement to provide the Transferred Technology to NTC are limited to [***] as of [***]. Micron shall not be obligated under this Agreement to provide to NTC any [***] to the Transferred Technology after [***].

3.5    Feedback. NTC may from time to time provide [***] to Micron and/or its Affiliates regarding the Transferred Technology (“Feedback”). To the extent that NTC provides such Feedback, NTC hereby grants to Micron a [***] right and license, under all of [***] in or relating to the Feedback, for [***] and to [***]. Notwithstanding Section 5 of this Agreement, neither Micron nor its Affiliates shall be subject to any non-disclosure obligations with respect to such Feedback, even if designated as confidential.

3.6    Additional Materials and Technical Assistance. Micron is not obligated under this Agreement to provide to NTC additional materials or technical assistance beyond the requirements set forth above in this Article 3. If, after the Exercise Date, NTC submits to Micron a reasonable written request for such additional materials or technical assistance, then Micron and NTC shall negotiate in good faith regarding whether, to what extent, and under what terms Micron may provide such additional materials or technical assistance, and if the Parties reach mutual agreement regarding such terms, Micron and NTC shall enter into a separate written agreement to govern the provision of such additional materials or technical assistance.

ARTICLE 4
ROYALTIES; SHARE ISSUANCE; AND PAYMENTS

4.1    Royalties for Transferred Technology.

(a)    Royalty Rate. In the event that NTC exercises the Option under this Agreement, NTC shall pay royalties to Micron equal to [***]% of Gross Revenues. NTC shall pay such royalties to Micron in cash (U.S. dollars). Such royalty payments shall be in addition to any consideration or payment due under Section 4.2 and Section 4.3. Such royalty payment obligation shall continue [***].

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If a DRAM Product or DRAM Module originally manufactured by the NTC Qualified Fab is sold or otherwise transferred to an Affiliate of NTC that is either an end user or an original equipment manufacturer (“OEM”), then Gross Revenues will also include such sales or other transfer to the Affiliate and the Gross Revenues used in the calculation of royalties under this Section shall be the greater of (i) the [***] of the [***] the [***] as [***] in the [***] that are not [***] of [***] and (ii) the [***] associated with the [***] to the [***], as applicable.

(b)    [***]. Once the [***], then [***].

(c)    Royalty Reporting and Payment. Within [***] days following the end of [***] for so long as any Micron IP Royalties are payable hereunder, NTC shall submit to Micron a written report, which is certified by NTC’s chief financial officer as complete and correct, setting forth in reasonable detail, the quantity of each DRAM Product disposed of by NTC and the applicable Micron IP Royalties due for the immediately preceding [***]. NTC shall cause each of its Affiliates (other than NTC Subsidiaries) who dispose of DRAM Product in a manner that causes Micron IP Royalties to be due to provide a written report, which is certified by each such Affiliate’s chief financial officer as complete and correct, setting forth in reasonable detail such Affiliate’s dispositions of DRAM Product and corresponding Micron IP Royalties for the [***] that is the subject of each of the foregoing reports of NTC. NTC shall provide a copy of each report from an Affiliate (other than NTC Subsidiaries) to Micron with submission of NTC’s report. NTC shall pay to Micron all Micron IP Royalties due for such [***] contemporaneously with the submission of such report in accordance with Sections 4.1 and 4.5.

4.2    Share Issuance.

(a)    Promptly and within [***] days after the occurrence of the Equity Payment Event, NTC shall hold a meeting of its Board of Directors to convene a special meeting of its shareholders (“NTC Shareholders Meeting”) within [***] days after such Board of Directors meeting, for the purposes of authorizing a private placement of new common shares of NTC (“New Shares”) sufficient for issuance to Micron of the Designated Number of New Shares, and the Board of Directors of NTC shall further, subsequent to and on the same day of the NTC Shareholders Meeting, approve the issuance of the Designated Number of New Shares to Micron, or its nominees; provided however, that in the case that NTC has already been authorized by its shareholders to issue New Shares through private placement in an amount no less than the Designated Number, the Board of Directors of NTC shall, within [***] days after the occurrence of the Equity Payment Event, approve the issuance of the Designated Number of New Shares to Micron, or its nominees.

(b)    The closing of the issuance of New Shares (“New Shares Closing”) shall take place within [***] Business Days after all required approvals have been obtained by Micron or its nominees including, without limitation, approval of the Taiwan Investment Commission, if applicable. NTC shall reasonably cooperate with the efforts of Micron or its nominees in obtaining such approvals. Prior to the New Shares Closing, NTC shall pay to Micron a fee (“License Fee”) equal to the aggregate subscription price for the Designated Number of New Shares (“New Shares Purchase Price”) sufficiently in advance of the New Shares Closing to allow Micron to pay the New Shares Purchase Price to NTC on the date of the New Shares Closing.

(c)    Notwithstanding anything to the contrary in Section 4.7, if any taxes are required to be deducted or withheld from NTC’s payment of the License Fee to Micron pursuant to the preceding paragraph, then the amount payable by NTC to Micron shall be increased by such amount as is necessary to make the actual amount received by Micron (after such taxes and after any additional taxes on account of such additional payment) equal to the amount due before the application of any such taxes.

(d)    The “Designated Number” of New Shares shall be that number of shares that is equal in value to [***] percent ([***]%) of the total value of all shares of NTC existing on the date of the Equity Payment Event. Thus, the value of the Designated Number of New Shares shall be equal in value to [***] percent ([***]%) of the total equity of NTC existing on the date of the Equity Payment Event.

(e)    The “Equity Payment Event” shall be deemed to occur on the later of:

(i)    the date on which Micron completes the delivery of information under Section 3.2(a), the provision of wafers under Section 3.2(b), and the transfer session under Section 3.2(c) (“Event A”);

(ii)    the date on which NTC achieves at least [***] of at least [***] on the [***] (“Event B”); and

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(iii)    the date on which Event C occurs. “Event C” will be deemed to occur on the earlier of (a) the date on which NTC has completed [***] on the [***] (“Event C”), or (b) the date that is [***] months after the date on which Event A occurs. (For the avoidance of doubt, Event A, Event B, and Event C (or the passage of [***] months after Event A) must occur in order for the Equity Payment Event to be deemed to have occurred.)

(f)    Promptly and within [***] days after the Equity Payment Event, NTC shall provide written notice to Micron stating that the Equity Payment Event has occurred. Beginning upon the start of the transfer session under Section 3.2(c) and continuing until NTC provides the foregoing notice to Micron, NTC shall provide [***] reports to Micron indicating NTC’s current [***] and the status of all [***] by NTC.

(g)    NTC shall cooperate in good faith with Micron’s efforts to achieve Event A. Except for the technology transfer obligations expressly set forth in Article 3, Micron is not obligated under this Agreement to support NTC in achieving Event B or Event C. NTC shall use commercially reasonable efforts to achieve Event B and Event C in a timely manner.

4.3    Costs. NTC shall pay Micron for all costs incurred by Micron and arising from the performance of Micron’s obligations under Article 3, including, without limitation, labor costs (at a rate of [***] U.S. dollars ($[***] USD) per hour); costs of wafers; payment for reticles (fair market price for reticles); costs of materials; and costs of travel, lodging, meal, airport parking, and other out-of-pocket expenses incurred by Micron.

4.4    Audit Rights and Records. Micron shall have the right to have an independent Third Party auditor audit [***], upon reasonable advance written notice, during normal business hours and on a confidential basis subject to an obligation of confidentiality, all records and accounts of NTC relevant to the calculation of Micron IP Royalties in the [***] period immediately preceding the date of the audit; provided, however, NTC shall not be obligated to provide any records and book of accounts existing prior to the Exercise Date. NTC shall, for at least a period of [***] from the date of their creation, keep complete and accurate records and books of accounts concerning all transactions relevant to calculation of Micron IP Royalties in sufficient detail to enable a complete and detailed audit to be conducted. In the event any such audit determines that Micron IP Royalties have been underpaid by more than [***] U.S. dollars ($[***] USD) in any one [***], NTC shall promptly pay Micron such underpayment amount, together with interest, and reimburse Micron for its reasonable costs and expenses of the audit.

4.5    Reports and Invoices; Payments.

(a)    All reports and invoices under this Agreement may be sent by any method described in Section 9.1 or electronically with hardcopy confirmation sent promptly thereafter by any method described in Section 9.1. Such reports and invoices should be sent to the following contacts or such other contact as may be specified hereafter pursuant to a notice sent in accordance with Section 9.1:

(i)    Invoices to NTC:
[***]
Nanya Technology Corp.
Hwa-Ya Technology Park 669, Fuhsing 3 Rd. Kueishan, Taoyuan, Taiwan, R. O. C.
Fax:     [***]
E-Mail: [***]

(ii)    Reports to Micron:
[***]
[***]
Micron Technology, Inc.
8000 S. Federal Way
P.O. Box 6
Mail Stop 1-107
Boise, Idaho 83707
Fax: [***]
E-Mail: [***]

(b)    All amounts owed by a Party under this Agreement are stated, calculated and shall be paid in United States Dollars ($ USD).

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(c)    Payment is due on all amounts properly invoiced within thirty (30) days of receipt of invoice. All payments made under this Agreement shall be made by wire transfer to a Micron bank account designated by the following person or by such other person designated by notice:

Payments to Micron:

Micron Technology, Inc.
C/O [***]
[***]
Account #[***]
ABA #[***]
SWIFT [***]

4.6    Interest. Any amounts payable to Micron hereunder and not paid within the time period provided shall accrue interest, from the time such payment was due until the time payment is actually received, at the rate of [***] percent ([***]%), compounded annually or the highest rate permitted by Applicable Law, whichever is lower.

4.7    Taxes

(a)    All sales, use and other transfer Taxes imposed directly on or solely as a result of the services, rights licensed or technology transfers or the payments therefor provided herein shall be stated separately on the service provider’s, licensor’s or technology transferor’s invoice, collected from the service recipient, licensee or technology transferee and shall be remitted by service provider, licensor or technology transferor to the appropriate Taxing Authority (“Recoverable Taxes”), unless the service recipient, licensee or technology transferee provides valid proof of tax exemption prior to the Exercise Date or otherwise as permitted by Applicable Law prior to the time the service provider, licensor or technology transferor is required to pay such Taxes to the appropriate Taxing Authority. When property is delivered, rights granted and/or services are provided or the benefit of services occurs within jurisdictions in which collection and remittance of Taxes by the service recipient, licensee or technology transferee is required by Applicable Law, the service recipient, licensee or technology transferee shall have sole responsibility for payment of said Taxes to the appropriate Taxing Authority. In the event any Taxes are Recoverable Taxes and the service provider, licensor or technology transferor does not collect such Taxes from the service recipient, licensee or technology transferee or pay such Taxes to the appropriate Governmental Entity on a timely basis, and is subsequently audited by any Taxing Authority, liability of the service recipient, licensee or technology transferee will be limited to the Tax assessment for such Recoverable Taxes, with no reimbursement for penalty or interest charges or other amounts incurred in connection therewith. Except as provided in Section 4.7(b), Taxes other than Recoverable Taxes shall not be reimbursed by the service recipient, licensee or technology transferee, and each Party is responsible for its own respective income Taxes (including franchise and other Taxes based on net income or a variation thereof), Taxes based upon gross revenues or receipts, and Taxes with respect to general overhead, including but not limited to business and occupation Taxes, and such Taxes shall not be Recoverable Taxes.

(b)    In the event that the service recipient, licensee or technology transferee is prohibited by Applicable Law from making payments to the service provider, licensor or technology transferor unless the service recipient, licensee or technology transferee deducts or withholds Taxes therefrom and remits such Taxes to the local Taxing Authority, then the service recipient, licensee or technology transferee shall duly withhold and remit such Taxes and shall pay to the service provider, licensor or technology transferor the remaining net amount after the Taxes have been withheld [***] and, in the case of [***], after the [***] of any [***] the service provider, licensor or technology transferor as a result of [***] the service provider, licensor or technology transferor [***], the service provider, licensor or technology transferor [***]. In case the service recipient, licensee or technology transferee is entitled under Applicable Law to apply for reductions of Taxes referenced herein, the service provider, licensor or technology transferor shall, upon request, provide the service recipient, licensee or technology transferee with commercially reasonable assistance for such application; provided that the service recipient, licensee or technology transferee shall reimburse the service provider, licensor or technology transferor for any costs or fees reasonably incurred in providing such assistance.

4.8    Payment Delay. Notwithstanding anything to the contrary in this Agreement, if requested by Micron by notice in accordance with Section 9.1, NTC will delay making any payments hereunder when due until notified by Micron in accordance with Section 9.1.

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ARTICLE 5
CONFIDENTIALITY; OTHER INTELLECTUAL PROPERTY MATTERS

5.1    Confidentiality. The Micron-NTC Mutual NDA is incorporated herein by reference, and the Parties agree that the Micron-NTC Mutual NDA shall govern the confidentiality and non-disclosure obligations of the Parties in connection with information exchanged under this Agreement. If the Micron-NTC Mutual NDA is terminated or expires and is not replaced, then Confidential Information provided, disclosed, obtained or accessed in the performance of the Parties’ activities under this Agreement shall continue to be subject to all applicable provisions of the Micron-NTC Mutual NDA notwithstanding such termination or expiration. The Parties acknowledge and agree that the Transferred Technology shall be deemed to be the Confidential Information of Micron without any further requirement or obligation of identification, labeling, marking or confirmation. Furthermore, each Party shall treat the terms of this Agreement as if they were the Confidential Information of the other Party. To the extent there is a conflict or inconsistency between the terms of this Agreement and the Micron-NTC Mutual NDA, the terms of this Agreement shall govern to the extent of such conflict or inconsistency.

5.2    Additional Restrictions.

(a)    To the extent that Micron provides to NTC any layout data, schematics data, scribe line test patterns, internal architecture specifications, test modes and configurations, and/or similarly sensitive information, NTC shall only store such information on secure servers subject to password protection, and NTC shall limit access to such information to only those of its Representatives (as defined in the Micron-NTC Mutual NDA) who have a need to access such information for the purposes of exercising NTC’s rights under this Agreement.

(b)    NTC shall only store the Transferred Technology at the NTC Qualified Fab and, except as expressly permitted under Section 5.3 of this Agreement, NTC shall not transfer, send, or otherwise transmit the Transferred Technology (or any portion thereof) to any facility other than the NTC Qualified Fab.

(c)    To the extent that a Party receives from the other Party any materials or documentation (whether in physical or electronic form) that include such other Party’s Confidential Information, the receiving Party shall not remove any product identification, copyright or other proprietary or confidentiality notices from such materials or documentation.

(d)    Notwithstanding any provision of the Micron-NTC Mutual NDA, NTC shall not have the right to disclose any portion of the Transferred Technology to any contractors of NTC other than NTC Design Contractors and NTC Process Contractors subject to Sections 5.3(ii) and 5.3(iii).

5.3    Permitted Disclosures by NTC. Notwithstanding any other provision of this Agreement, NTC may make the following disclosures to the following entities, provided that (a) such entities are subject to written nondisclosure obligations at least as strict as the nondisclosure obligations set forth in this Agreement (including, without limitation, the Micron-NTC Mutual NDA), and (b) NTC shall have no right to (and shall not) disclose any Intel Confidential Information to any semiconductor manufacturing entity:

(i)    Only as necessary to [***] by NTC [***], and only after [***] from the date on which Micron [***] of the [***], NTC may disclose to its [***] the following aspects of the Transferred Technology for the Licensed Node: [***] (if applicable for the Licensed Node), [***], and [***].

(ii)    Only as necessary to [***] NTC Products to be manufactured at the NTC Qualified Fab using the Licensed Node, NTC may disclose only the following aspects of the Transferred Technology for the Licensed Node to (a) the [***] for use only [***], and (b) [***]: [***] (if applicable for the Licensed Node), [***], and [***]. Notwithstanding the foregoing, NTC shall not disclose the Transferred Technology (or any portion thereof) to any [***] that is [***] at the time of such disclosure.

(iii)    NTC may disclose to [***] only [***] the Transferred Technology that [***] by NTC at the NTC Qualified Fab; provided however, that NTC shall not disclose the Transferred Technology (or any portion thereof) to any [***] that is [***] at the time of such disclosure.

(iv)    NTC may disclose to [***], only for use [***] only [***] the Transferred Technology that [***] at the NTC Qualified Fab using the Licensed Node.

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(v)    NTC may disclose to [***] only [***] Transferred Technology that [***] by or for NTC [***] using the Transferred Technology. Any such disclosure relating to [***] the Transferred Technology shall be limited to only [***].

5.4    Intellectual Properties Retained. Nothing in this Agreement shall be construed to transfer ownership of any intellectual property rights from one Party to another Party.

5.5    [***] by Foundry Customers. In the event that (i) NTC begins using the Transferred Technology to design, develop, manufacture, and/or test Foundry Customer Products for a Third Party [***] such Third Party [***] as set forth in Section 1 above, and (ii) such Third Party thereafter becomes a [***] in a [***] Micron or any of Micron’s Affiliates (except where such Third Party is a [***] in a [***] Micron or any of Micron’s Affiliates [***]), the Parties agree that:

(a)    NTC shall not have any right under this Agreement to use the Transferred Technology to [***] for such Third Party for so long as such Third Party [***]; and

(b)    Micron shall not [***] based solely on NTC using the Transferred Technology to [***] for such Third Party [***] such Third Party [***] until [***] such Third Party [***].

5.6    Future Process Nodes. Nothing in this Agreement shall obligate Micron to deliver and/or license to NTC any Process Node that Micron may develop after the 1Y Process Node (i.e., the Licensed Node). Subject to [***], in the event that [***] and [***], [***], upon [***] with [***] and [***].

ARTICLE 6
WARRANTIES; DISCLAIMERS

6.1    No Implied Obligation or Rights. Nothing contained in this Agreement shall be construed as:

(a)    a warranty or representation that any manufacture, sale, lease, use or other disposition of any products based upon any of the IP Rights licensed or technology transferred hereunder will be free from infringement, misappropriation or other violation of any Patent Rights, IP Rights or other intellectual property rights of any Person;

(b)    an agreement to bring or prosecute proceedings against Third Parties for infringement, misappropriation or other violation of rights or conferring any right to bring or prosecute proceedings against Third Parties for infringement, misappropriation or other violation of rights; or

(c)    conferring any right to use in advertising, publicity, or otherwise, any trademark, trade name or names, or any contraction, abbreviation or simulation thereof, of either Party.

6.2    Third Party Software. Exploitation of any of the rights licensed or technology transferred hereunder may require use of Software owned by a Third Party and not subject to any license granted under this Agreement or any other agreements between Micron and NTC. NTC shall be solely responsible for procuring licenses for such Software from such Third Parties. Nothing in this Agreement shall be construed as granting to any Party any right, title or interest in, to or under any Software owned by any Third Party. Moreover, should a Party who transfers technology under this Agreement discover after such transfer that it has provided Software to the other Party that it was not entitled to provide, such providing Party shall promptly notify the other Party and the recipient shall return such Software to the providing Party and not retain any copy thereof.

6.3    DISCLAIMER. EACH OF NTC AND MICRON DISCLAIMS ANY WARRANTY, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR AGAINST INFRINGEMENT WITH RESPECT TO ANY TECHNOLOGY, IP RIGHTS, MICRON TRANSFERRED TECHNOLOGY, OR OTHER RIGHTS OR MATERIALS LICENSED OR TRANSFERRED UNDER THIS AGREEMENT. NEITHER NTC NOR MICRON MAKES ANY WARRANTIES WITH RESPECT TO THE OTHER PARTY’S ABILITY TO: (A) USE ANY OF THE FOREGOING, OR (B) MANUFACTURE OR HAVE MANUFACTURED ANY PRODUCTS BASED THEREON. NEITHER NTC NOR MICRON MAKES ANY WARRANTY, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, THAT THE USE, PRACTICE OR COMMERCIAL EXPLOITATION OF ANYTHING PROVIDED PURSUANT TO THIS AGREEMENT WILL NOT INFRINGE THE INTELLECTUAL PROPERTY RIGHTS OF ANY THIRD PARTY.

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ARTICLE 7
LIMITATION OF LIABILITY

7.1    LIMITATION OF LIABILITY. EXCEPT FOR LIABILITY DUE TO BREACH OF CONFIDENTIALITY OBLIGATIONS, IN NO EVENT SHALL ONE PARTY BE LIABLE TO THE OTHER PARTY FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL OR OTHER INDIRECT DAMAGES OR ANY PUNITIVE DAMAGES ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, WHETHER SUCH DAMAGES ARE BASED ON BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHER THEORY OF LIABILITY. THESE LIMITATIONS SHALL APPLY EVEN IF A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND NOTWITHSTANDING THE FAILURE OF ESSENTIAL PURPOSE OF ANY REMEDY. THE PARTIES ACKNOWLEDGE THAT THE LIMITATIONS ON POTENTIAL LIABILITIES SET FORTH HEREIN ARE AN ESSENTIAL ELEMENT IN THE CONSIDERATION PROVIDED BY EACH PARTY UNDER THIS AGREEMENT.

ARTICLE 8
TERM AND TERMINATION

8.1    Term. This Agreement shall become effective as of the Effective Date and shall continue in effect until terminated by mutual agreement or until terminated pursuant to Section 8.2.

8.2    Termination.

(a)    Micron may terminate this Agreement by written notice to NTC in the event that (i) the Framework Agreement is terminated in accordance with its terms (except in the event such termination is caused only by the parties to the Framework Agreement entering into the Definitive Agreement), or (ii) the Definitive Agreement is terminated in accordance with its terms.

(b)    This Agreement shall automatically terminate upon expiration of the Option Period if NTC has not properly exercised the Option (in accordance with Section 2.1) prior to the expiration of the Option Period.

(c)    In the event NTC commits a material breach of this Agreement and such breach remains uncured for more than [***] days after NTC receives written notice of such breach, Micron may terminate this Agreement by written notice to NTC.

(d)    Micron may terminate this Agreement upon written notice to NTC in the event that one or more of the following events occur: (i) appointment of a trustee or receiver for all or any part of the assets of NTC; (ii) insolvency or bankruptcy of NTC; (iii) a general assignment by NTC for the benefit of creditor(s); or (iv) dissolution or liquidation of NTC.

(e)    Micron may terminate this Agreement upon written notice to NTC in the event that (i) NTC undergoes a Change of Control, or (ii) the NTC Qualified Fab is otherwise acquired, whether de factor or de jure, by any Third Party. NTC shall provide written notice to Micron prior to such Change of Control or such acquisition by a Third Party of the NTC Qualified Fab.

(f)    Micron may terminate this Agreement upon written notice to NTC in the event that any of the TTL Agreements is terminated due to an uncured material breach by NTC.

8.3    Effects of Termination.

(a)    Termination of this Agreement hereunder shall not affect any of the Parties’ respective rights accrued or obligations owed before termination. In addition, the following shall survive termination for any reason: Sections 1, 2.3, 3.5, 4.1 through 4.8, 5.1, 5.4, 6, 7, 8.3 and 9.

(b)    In the event of termination of this Agreement, all licenses and rights granted to NTC under this Agreement shall terminate and NTC shall cease all use of the Transferred Technology and shall promptly, as directed by Micron, either destroy or return to Micron all copies of the Transferred Technology in NTC’s possession or under NTC’s control, and an officer of NTC shall provide written certification to Micron that such destruction or return has been completed.

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ARTICLE 9
MISCELLANEOUS

9.1    Notices. All notices and other communications hereunder shall be in writing and shall be deemed given upon (a) transmitter’s confirmation of a receipt of a facsimile transmission, (b) confirmed delivery by a standard overnight carrier or when delivered by hand, or (c) delivery in person, addressed at the following addresses (or at such other address for a party as shall be specified by like notice):

If to NTC:        Nanya Technology Corporation
Hwa-Ya Technology Park 669
Fuhsing 3 RD. Kueishan
Taoyuan, Taiwan, ROC
Attention: [***]
Fax: [***]

If to Micron:    Micron Technology, Inc.
8000 S. Federal Way
Mail Stop 1-507
Boise, ID 83716
Attention: [***]
Fax: [***]

9.2    Waiver. The failure at any time of a Party to require performance by the other Party of any responsibility or obligation required by this Agreement shall in no way affect a Party’s right to require such performance at any time thereafter, nor shall the waiver by a Party of a breach of any provision of this Agreement by the other Party constitute a waiver of any other breach of the same or any other provision nor constitute a waiver of the responsibility or obligation itself.

9.3    Assignment. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of each Party hereto; provided, however, that neither this Agreement nor any right or obligation hereunder may be assigned or delegated by either Party (including, without limitation, by merger, operation of law, or through the transfer of substantially all of the equity, assets, or business of a Party to this Agreement) in whole or in part to any other Person without the prior written consent of the non-assigning Party. Any purported assignment in violation of the provisions of this Section 9.3 shall be null and void and have no effect. Notwithstanding the foregoing, Micron may assign and delegate its rights and obligations under this Agreement to an Affiliate of Micron without the consent of NTC, and in such case, Micron shall promptly notify NTC of such assignment or delegation.

9.4    Third Party Rights. Nothing in this Agreement, whether express or implied, is intended or shall be construed to confer, directly or indirectly, upon or give to any Person, other than the Parties hereto, any legal or equitable right, remedy or claim under or in respect of this Agreement or any covenant, condition or other provision.

9.5    Force Majeure. The Parties shall be excused from any failure to perform any obligation hereunder to the extent such failure is caused by a Force Majeure Event.

9.6    Choice of Law. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware, USA, without giving effect to the principles of conflict of laws thereof.

9.7    Jurisdiction; Venue. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement shall be brought in a state or federal court of competent jurisdiction located in the State of California, USA, and each of the Parties to this Agreement hereby consents and submits to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by Applicable Law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum.

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9.8    Inspection and Audit. Without limiting any other rights or remedies of Micron under this Agreement, Micron shall have the right to have an independent Third Party auditor inspect and audit, [***] and upon reasonable advance written notice, during normal business hours and on a confidential basis subject to an obligation of confidentiality, the facilities and records of NTC relevant to NTC’s compliance with the conditions and limitations set forth herein (including, without limitation, the limitations set forth in Article 2). NTC shall, for at least a period of [***] from the date of their creation, keep complete and accurate records concerning compliance with such conditions and limitations (including, without limitation, the limitations set forth in Article 2). If any such audit shows material noncompliance by NTC, then without limiting or waiving any remedies of Micron, Micron shall be entitled to, and NTC shall promptly reimburse Micron for, the reasonable costs and expenses of the audit.

9.9    Headings. The headings of the Articles and Sections in this Agreement are provided for convenience of reference only and shall not be deemed to constitute a part hereof.

9.10    Export Compliance. Each Party agrees that it will not knowingly: (a) export or re‑export, directly or indirectly, any technical data (as defined by the U.S. Export Administration Regulations) provided by the other Party or (b) disclose such technical data for use in, or export or re-export directly or indirectly, any direct product of such technical data, including Software, to any destination to which such export or re-export is restricted or prohibited by United States or non‑United States law, without obtaining prior authorization from the U.S. Department of Commerce and other competent Government Entities to the extent required by Applicable Laws.

9.11    Entire Agreement. This Agreement, together with its Schedules and the agreements and instruments expressly provided for herein, including the applicable terms of the other Joint Venture Documents, constitute the entire agreement of the Parties hereto with respect to the subject matter hereof and supersede all prior agreements, amendments and understandings, oral and written, between the Parties hereto with respect to the subject matter hereof, provided that, in the event that any right, obligation or other provision of this Agreement conflicts with any right, obligation or provision of that certain Waiver and Consent Side Letter Agreement, entered into by and between the Parties and effective October 11, 2012, as amended, the Waiver and Consent Side Letter Agreement shall prevail, and the Parties shall conduct their affairs to give effect to such rights, obligations or provisions as are set forth in the Waiver and Consent Side Letter Agreement.

9.12    Severability. Should any provision of this Agreement be deemed in contradiction with the laws of any jurisdiction in which it is to be performed or unenforceable for any reason, such provision shall be deemed null and void, but this Agreement shall remain in full force in all other respects. Should any provision of this Agreement be or become ineffective because of changes in Applicable Laws or interpretations thereof, or should this Agreement fail to include a provision that is required as a matter of law, the validity of the other provisions of this Agreement shall not be affected thereby. If such circumstances arise, the Parties hereto shall negotiate in good faith appropriate modifications to this Agreement to reflect those changes that are required by Applicable Law.

9.13    Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

< Signature pages follow >

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IN WITNESS WHEREOF, this Agreement has been executed and delivered as of the date first above written.

MICRON TECHNOLOGY, INC.
By:	/s/ Michael Sadler
Name: Michael Sadler
Title: Vice President, Corporate Development

THIS IS THE SIGNATURE PAGE FOR THE TECHNOLOGY TRANSFER AND LICENSE OPTION AGREEMENT FOR 1Y PROCESS NODE ENTERED INTO BY AND BETWEEN MICRON AND NTC

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NANYA TECHNOLOGY CORPORATION
By:	/s/ Pei-Ing Lee
Name: Pei-Ing Lee
Title: President

THIS IS THE SIGNATURE PAGE FOR THE TECHNOLOGY TRANSFER AND LICENSE OPTION AGREEMENT FOR 1Y PROCESS NODE ENTERED INTO BY AND BETWEEN MICRON AND NTC

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Schedule 1

[***]

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Schedule 2

Transferred Technology-Licensed Node

I.    Information deliverables for the Licensed Node

A.    [***], consisting of:

1.    [***] extracted from [***] database containing [***]

B.    [***], consisting of:

1.    [***] containing pertinent information relating to [***] and [***]

2.    [***] for [***]

3.    [***] and [***]

C.    [***], consisting of:

1.    Document containing [***]

2.    Document to describe [***]

D.    [***], consisting of:

1.    [***] and [***]

2.    [***] of [***] as used for [***]

3.    [***] as used for [***]

E.    [***], consisting of:

1.    [***] containing [***] for [***] and [***]

2.    [***] containing pertinent [***] information [***] and [***]

F.    Information regarding [***], consisting of:

1.    [***]

2.    [***]

3.    Description of [***]

4.    Description of [***]

5.    [***] and [***]

G.    [***], consisting of:

1.    [***]

H.    [***], consisting of:

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1.    [***] (but not including [***])

I.     [***], consisting of:

1.    [***] and [***]

2.    [***] and [***]

J.    [***]

K.    Description of [***] (but not including [***]), consisting of:

1.    [***] and [***]

2.    [***]1 [***] and [***], including [***]

3.    [***] and [***]

L.    [***], consisting of:

1.    [***] containing [***]

2.    [***] showing [***]

M.    Information regarding [***], consisting of:

1.    [***] containing [***] and [***]

2.    [***]

N.    [***] and [***] and [***]

O.    [***] classifications, consisting of:

1.    [***]

2.    [***]

P.    [***] information, consisting of:

1.    [***] information as available at the time of [***]

Q.    [***], consisting of:

1.    [***]

2.    Summaries of [***]

R.    [***], consisting of:

1.    [***], and [***] for [***]

1 To the extent that [***] includes [***], Micron will [***]. However, if [***], Micron will not be obligated to [***].

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S.    [***], consisting of:

1.    Document containing relevant [***] on [***].

T.    [***],2 consisting of:

1.    [***]

2.    [***] and description of [***]

3.    [***]

4.    [***]

5.    [***], and [***] information compiled by [***]

6.    [***] documents

7.    [***]

8.    [***]

U.    [***], consisting of:

1.    [***] for [***]

V.    Information regarding [***], and [***], consisting of:

1.    Relevant documents [***] information related [***]

2 As with other items listed in this Schedule, Micron’s delivery obligation is limited to [***]. To the extent any items listed in this Schedule do not exist for the Licensed Node, Micron is not obligated to generate such items especially for NTC.

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Schedule 3

Transferred Technology-Design and Product Information

I.    Information Deliverables for the Lead DRAM Design and Secondary DRAM Design

A.    [***] and [***], consisting of:

1.    [***] and [***]

2.    [***] and [***] (including, but not limited to, [***] (but not [***]))

3.    [***] (including [***])

4.    [***] ([***] and [***])

5.    [***] (including [***])

6.    [***] file and [***]

7.    [***] file

8.    [***] file

B.    [***], consisting of:

1.    [***] database

2.    [***] library [***] ([***])

C.    [***] (but not including [***]), consisting of:

1.    [***]

2.    [***]

3.    [***]

4.    [***]

5.    [***]

6.    [***]

D.    Other deliverables

1.    [***] for [***]

2.    [***] for [***]

E.    [***], consisting of:

1.    [***]

a.    [***] and [***] and [***]

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b.    [***] and [***] and [***]

2.    [***] report, including [***] report

3.    [***] information, consisting of:

a.    [***]3

b.    [***]

c.    [***]

d.    [***]

e.    [***]

4.    [***] and [***] information:

a.    [***]

(1)    [***] and [***]4

(2)    [***] and [***] information for [***]

(3)    [***]

(4)    [***]

(5)    [***] description with [***]

b.    [***], consisting of [***]

(1)    [***] and [***] information for [***]

5.    [***], consisting of:

a.    [***] and [***] (consisting of [***])

b.    Results of [***], including [***]

c.    [***] and [***] used for [***]

d.    [***] for [***]

6.    Hardware components, consisting of:

a.    Wafers, consisting of:

(1)    [***]

(2)    [***]

3 Micron shall provide [***]; provided, however, that NTC shall not [***] received from Micron under this Agreement [***].
4 Micron shall provide [***]; provided, however, that NTC shall not [***] received from Micron under this Agreement [***].

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(3)    [***]

b.
[***] wafers [***] for [***] wafers; provided, however, that such wafers shall be included in and shall be counted against the number of short-loop wafers to be provided under Section 3.2(b) of the Agreement

c.    [***], consisting of:

(1)    [***], consisting of:

(a)    [***]

(2)    [***], consisting of:

(a)    [***]

(b)    [***]

(3)    [***], consisting of:

(a)    [***]

(b)    [***]

d.    [***], consisting of:

(1)    [***]

(a)    [***]

(b)    [***]

(2)    [***]

(a)    [***]

(b)    [***]

(c)    [***]

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Schedule 4

Site of NTC Permitted Entity for the [***]:

•	[***] facilities of [***]

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Schedule 5

Sites of NTC Permitted Entity for the [***]:

•	[***] facility of [***], at [***]

•	[***] facility of [***], at [***]

•	[***] facility of [***] located at [***]

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